Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 28, 2018

The prospectuses of the Thrivent Mutual Funds (the “Trust”) are hereby amended as follows.

1.	In each prospectus, David S. Royal is added as a portfolio manager for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund. Mr. Royal has been with Thrivent Financial since 2006 and is currently Chief Investment Officer of Thrivent Financial and President and a Trustee of the Trust.

2.	In each prospectus, the following risk is added under “Summary Section—Principal Risks” for Thrivent Aggressive Allocation Fund, Thrivent Moderately Aggressive Allocation Fund, Thrivent Moderate Allocation Fund, and Thrivent Moderately Conservative Allocation Fund and a corresponding risk is added under “More about Investment Strategies and Risks—Glossary of Principal Risks”:

Non-Diversified Risk. The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.

3.	In each prospectus, the following sentences are added under “Summary Section—Principal Strategies” for Thrivent Government Bond Fund and Thrivent High Yield Fund:

The Fund may utilize derivatives (such as futures and swaps) for investment exposure or hedging purposes, including credit default swap agreements on security indexes. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market.

4.	In each prospectus, the following risk is added under “Summary Section—Principal Risks” for Thrivent Government Bond Fund and Thrivent High Yield Fund:

Derivatives Risk. The use of derivatives (such as futures and credit default swaps) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

5.	In each prospectus, the following sentences are added under “Summary Section—Principal Strategies” for Thrivent Partner Worldwide Allocation Fund:

The debt securities in which the Fund invests may include securities issued by sovereign entities in foreign and emerging market countries. Such sovereign entities include foreign and emerging market governments, their agencies and instrumentalities, or their central banks.

6.	In each prospectus, the following risk is added under “Summary Section—Principal Risks” for Thrivent Partner Worldwide Allocation Fund:

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

7.	In each prospectus, the following sentence is added in the first paragraph under “Summary Section—Portfolio Manager(s)” for Thrivent Partner Worldwide Allocation Fund and in the second paragraph under “Management, Organization and Capital Structure—Portfolio Management—Thrivent Partner Worldwide Allocation Fund”:

Mr. Pihlblad and Mr. Nebelung support the quantitative aspects of the process while Mr. Blankenhagen and Ms. Cohn lead and are jointly and primarily responsible for the day-to-day management of the Fund.

8.	In each prospectus, the section entitled “Management, Organization and Capital Structure—Trademarks” is deleted and replaced in its entirety with the following:

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Global Industry Classification standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by the Funds. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties or originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

The S&P 500 Index, S&P SmallCap 600 Index, S&P SmallCap 600 Growth Index, S&P MidCap 400 Index, S&P Composite 1500 Index, S&P 500 Growth Index, and S&P 500 Value Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the Funds. Copyright © 2017 S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones indices LLC’s indices please visit spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings, LLC their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

LSTA is a trademark of Loan Syndications and Trading Association, Inc. and has been licensed for use by S&P Dow Jones Indices.

9.	In each prospectus, the following section is added immediately following “Shareholder Information—Transaction Confirmations”:

Uncashed Checks on Your Account

The Funds reserve the right to reinvest any dividend, distribution or redemption proceeds amounts that you have elected to receive by check should your check remain uncashed for more than 180 days. Such checks will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. No interest will accrue on amounts represented by uncashed checks. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in the Automatic Redemption Plan may be terminated if a check remains uncashed.

10.	In each prospectus, the following sentence is added as the last sentence under “Distributions—Distribution Options”:

See “Shareholder Information – Uncashed Checks on Your Account” for information about uncashed distribution checks.

The date of this Supplement is April 30, 2018.

Please include this Supplement with your Prospectus.

29837

3